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                              UNITED STATES
                   	SECURITIES AND EXCHANGE COMMISSION
                    ----------------------------------
                         	Washington, D.C. 20549



                                	FORM 8-K

                             	CURRENT REPORT
                   	Pursuant to Section 13 or 15(d) of the
                       	Securities Exchange Act of 1934




Date of Report:  March 18, 1996


                        	Able Telcom Holding Corporation
            	(Exact name of registrant as specified in its charter)

    	FLORIDA                      0-21986              65-0013218
     -------                      -------              ----------
    	(State or other              (Commission          (IRS Employer
     	jurisdiction of              File No.)            identification
     	incorporation)                                    No.)

                               	1601 Forum Place
                                  	Suite 1110
                       	West Palm Beach, Florida 33401
                   	(Address of principal executive offices)

                                 	407-688-0400
            	(Registrant's telephone number, including area code)

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Item 5.  Other Events

On March 1, 1996, Clark W. Barlow ("Barlow"), Chairman of the Board of the Registrant, and C. Douglas Hubbard ("Hubbard"), a Director of the Registrant, notified the Registrant that they were resigning from the Registrant's Board of Directors. Hubbard's letter of resignation stated that its was effective February 16, 1996 and Barlow's letter of resignation stated that it was effective March 1, 1996. The Registrant's 1996 proxy statement, for its 1996 annual meeting of stockholders to be held on March 26, 1996, disclosed that neither Hubbard nor Barlow would stand for re-election.

In their letters of resignation, Barlow and Hubbard both stated that the disclosure in the Registrant's 1996 proxy statement was misleading and incomplete regarding the due dates and certain other terms of the notes which were issued to them and another selling shareholder in connection with the Registrant's acquisition of Transportation Safety Contractor's, Inc. ("TSCI") in June 1994. The Registrant's 1996 proxy statement refers to the existence of outstanding promissory notes, each in the amount of $250,000 payable to Hubbard and Barlow. The Registrant's Form 10-K for the fiscal year ended October 31, 1995 states that such notes are due in June 1996 and bear interest at the rate of 10% per annum. Since the filing of the Form 10-K on February 13, 1996, Barlow and Hubbard have demanded immediate payment of the promissory notes plus interest. The notes are classified as current in the Registrant's Consolidated balance sheets at October 31, 1995 and January 31, 1996. As disclosed in the Registrant's Form 10-Q for the fiscal quarter ended January 31, 1996, filed with the Commission on March 15, 1996, the Registrant is currently negotiating with Barlow, Hubbard and the other selling shareholder of TSCI with respect to these notes and has alleged certain offsets with respect to the total amount due.


Item 7.  Financial Statements and Exhibits.

	(a)	Financial Statements of business acquired:  not applicable.

	(b)	Proforma Financial information:  not applicable.

	(c)	Exhibits:

		(1)	Letter of Resignation of Clark W. Barlow dated March 1, 1996.

		(2)	Letter of Resignation of C. Douglas Hubbard dated March 1, 1996.

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                              	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					ABLE TELCOM HOLDING CORPORATION



					By: /s/ William J. Mercurio
        --------------------------------------
         William J. Mercurio, President

        Dated:  March 19, 1996

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                                     	EXHIBIT INDEX

	(1)	Resignation Letter of Clark W. Barlow dated March 1, 1996.

	(2)	Resignation Letter of C. Douglas Hubbard dated March 1, 1996.